SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   September 5, 2003

                        COMMISSION FILE NUMBER: 000-26089
                                                ---------

                       L.O.M. Medical International, Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                                 0178784
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(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

#3-1482 Springfield Road, Kelowna, British Columbia                      V1Y 5V3
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(Address of principal executive offices)                              (Zip Code)

                                  250.762.7552
                                  ------------
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
------------------------------------

Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------------------------------------------------------

Not Applicable.

ITEM 5.   OTHER EVENTS
----------------------

On September 5, 2003, our Board of Directors appointed Mr. Anthony Hawkshaw as a director.

Mr. Anthony Hawkshaw, age 50, is a member of our Board of Directors. He is currently serving as Chief Financial Officer for Pan American Silver Corporation, as he has for the past eight years. Prior to this term, Mr. Hawkshaw served as Chief Financial Officer for Great Lakes Minerals. Mr. Hawkshaw achieved his Bachelor Degree in Business Management and is a Chartered Accountant who has also been an instructor and member of the Institute of Chartered Accountants of Ontario. Mr. Hawkshaw has traveled the world gaining international business experience.

On September 5, 2003, our Board of Directors appointed Mrs. Maria Klippenstein as a director.

Mrs. Maria Klippenstein, age 62, is a member of our Board of Directors. She presently serves as Secretary and Treasurer for L.O.M. Medical International Inc. Mrs. Klippenstein has completed university level studies in industrial accounting, including bookkeeping, accounts receivable, accounts payable, and banking. Mrs. Klippenstein is also an accomplished artist and photographer.

On September 5, 2003, our Board of Directors appointed Mr. Lionel Matthews as a director.

Mr. Lionel Matthews, age 51, is a member of our Board of Directors. He achieved his Bachelor of Arts and Bachelor of Economics degrees with the University of Calgary, and achieved his law degree at the University of Alberta. A practicing lawyer since 1978, Mr. Matthews has acquired broad experience in dispute resolution negotiations and settlement agreements.

ITEM 6.   REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS
-----------------------------------------------------

Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS
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Not Applicable.



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ITEM 8.   CHANGE IN FISCAL YEAR
-------------------------------

Not Applicable.

ITEM 9.   REGULATION FD DISCLOSURE
----------------------------------

Not Applicable.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            L.O.M. MEDICAL INTERNATIONAL, INC.

                                            By:  /s/ John Klippenstein
                                                -------------------------------
Date: September 5, 2003                           John Klippenstein,
                                                  CEO and President


























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